MERIDIAN VALUE FUND(R)
                                                 February 12, 2001

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 31, 2000 was $29.11. This represents an increase of 37.13% for the calendar year 2000. The Fund made dividend distributions of $1.43 on September 26, 2000, and $.35 per share on December 21, 2000. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 320.1% and 29.8%, respectively. The comparable period returns for the S&P 500 with dividends were 165.3% and 19.4%, respectively. Prior to June 30 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The Fund's assets at the close of the quarter were invested 22.7% in cash and cash equivalents and 77.3% in stocks. Total net assets were $292,636,787 and there were 8,829 shareholders. The Meridian Value Fund was ranked as the Number One performing Mid-Cap Value Fund by Lipper for the five year period ending December 31, 2000, an honor we report with some pride.

Stocks declined in 2000 for the first time in five years. Economic growth moderated and the markets began the process of adjusting valuations to reflect lower corporate earnings levels and slower growth rates. The S&P 500 declined
10.1 percent, its first down year since 1990. The Russell 2000 Index (small stocks) dipped 4.2 percent, while the Nasdaq Index fell a staggering 39.3 percent. Large cap technology stocks were hit hard and the Internet sector was obliterated. From the peaks reached in March, the S&P 500 was off 13.6 percent, the Russell 2000 was off 20.2 percent and the Nasdaq was off 51.1 percent. The tobacco, financial, health care and energy sectors were the year's top performers while technology was the big loser.

Reflecting the slower economy, interest rates declined in 2000 -- especially in the government sector. The yield on the thirty-year government bond dropped from
6.46 percent at the beginning of the year to 5.44 percent at year's end. The Dow Jones Bond Index closed the year at 97.41, up from 97.17 at the end of 1999.

Economic growth slowed to less than 1.5 percent in the fourth quarter, the slowest pace in four years and well below the five percent rate of recent quarters. Activity slowed across the board. The rate of growth of retail sales, industrial production and job growth moderated. Leading indicators are pointing lower, consumer confidence is off and bankruptcies are beginning to rise. We believe there is a possibility of a mild recession during the first half of 2001. In our opinion, the key indicator for investors to watch is inflation, now running at an annual rate of 3.5 percent. A continuation of this level of inflation or higher will lead to more serious trouble ahead. On the other hand, a drop in the inflation rate to two percent or below will certainly be followed by lower interest rates and likely followed by a subsequent resumption of more rapid economic growth.

The first part of 2001 may be difficult for equity investors as stock prices continue to adjust to lower earnings levels and slower growth rates. We believe this will play out during the next few months, at which time market prospects will be brighter. Technology stocks may take longer to adjust, even though valuations have already declined. All of the excess capacity created during the past several years must now be rationalized in a more mature and slower growth environment. This will not be a painless process.

The Meridian Value Fund posted strong returns in each of the past two years, despite dramatic changes in the investment environment. Our portfolio is diversified over several industry sectors and includes both large and small capitalization companies. Technology investments led the way in 1999 while healthcare, energy, and financial services performed best in 2000. Our portfolio is focused on undervalued companies poised to deliver improved future operating results. We believe this is a sound long-term investment strategy.

New positions during the quarter included Agrium, Catapult Communications, DaVita, Dial, Electronics Boutique Holdings, Ensco International, Fundtech, Genesis Microchip, Genrad, Harleysville Group, NiSource, Parametric Technology, and Ultratech Stepper. We sold our positions in Commscope, Compaq, Dress Barn, International Rectifier, Network Associates, and STAAR Surgical. Buffets, Inc. was the subject of an acquisition bid from a private entity, and we were forced to sell our shares.

Waste Management is the largest waste collection and disposal company in North America. The company's disposal (landfill) business is especially attractive as the barriers-to-entry are almost insurmountable. Under previous management, Waste Management made numerous acquisitions and failed to build the operational infrastructure to support its growth. Operational problems and accounting shenanigans ensued, causing the stock price to plummet from a high of $60 in mid-1999 to a low of $13.00 in early 2000. New management has made a number of divestitures to strengthen the company's balance sheet, stabilized operations, and begun implementing a number of initiatives to improve operational efficiency. Earnings bottomed in 2000 at approximately $1.25 per share, and are poised to grow significantly for the next three years, as the company brings its profit margins more in line with its peers. The stock currently trades at $24,
17.5 times projected 2001 earnings, but approximately 10 times the company's earnings potential.

We wish everyone a happy and prosperous New Year.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                                   /s/ Kevin O'Boyle
                                   Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 77.3%
  AEROSPACE - 2.5%
     B.F. Goodrich Company*...............................  197,600      $7,187,700
  AGRICULTURE - 1.8%
     Agrium, Inc. ........................................  360,000       5,265,000
  APPAREL/SHOE - 2.2%
     VF Corporation*......................................  180,000       6,523,200
  BANKING AND FINANCE - 2.1%
     USA Education, Inc.*.................................   90,000       6,120,000
  COMMUNICATION - 2.5%
     CenturyTel, Inc.*....................................  203,700       7,282,275
  CONSUMER PRODUCTS - 3.5%
     Callaway Golf Company*...............................  110,000       2,048,750
     Dial Corporation*....................................  558,400       6,142,400
     ESC Medical Systems..................................  170,000       2,050,625
  CONSUMER SERVICES - 3.2%
     Waste Management Inc.*...............................  340,000       9,435,000
  DEFENSE - 2.5%
     Raytheon Company.....................................  237,000       7,361,812
  ENERGY - 9.7%
     Barrett Resources Corporation........................  135,000       7,669,687
     Diamond Offshore Drilling, Inc.*.....................  174,800       6,992,000
     Ensco International Incorporated*....................  210,100       7,156,531
     Lakehead Pipeline Partners, L.P.*....................   68,700       2,833,875
     Tom Brown, Inc. .....................................  113,000       3,714,875
  HEALTH SERVICES - 10.5%
     DaVita, Inc. ........................................  184,500       3,159,563
     HEALTHSOUTH Corporation..............................  543,600       8,867,475
     Haemonetics Corporation..............................  157,000       4,847,375
     Lincare Holdings, Inc. ..............................  125,000       7,132,812
     Omnicare, Inc.*......................................  317,500       6,865,937

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  HOTELS & LODGING - 2.1%
     Hilton Hotels Corporation............................  600,000      $6,300,000
  INDUSTRIAL PRODUCTS - 8.9%
     Catapult Communications Corporation..................  130,000       2,177,500
     Federal Signal Corporation*..........................  240,000       4,710,000
     Genrad, Inc. ........................................  250,000       2,500,000
     Olin Corporation*....................................  235,000       5,199,375
     Pall Corporation*....................................  320,700       6,834,919
     Thermo Electron Corporation..........................  150,000       4,462,500
  INDUSTRIAL SERVICES - 2.4%
     MSC Industrial Direct................................  115,000       2,077,188
     McKesson HBOC*.......................................  135,000       4,845,150
  INSURANCE - 4.5%
     FPIC Insurance Group, Inc. ..........................  175,000       1,607,812
     Harleysville Group*..................................   89,500       2,617,875
     Partner RE Ltd.*.....................................  145,000       8,845,012
  REAL ESTATE - 2.0%
     Healthcare Realty Trust*.............................  275,000       5,843,750
  RETAIL - 2.3%
     Burlington Coat Factory Warehouse Corp.*.............  175,000       3,314,062
     Electronics Boutique Holdings Corp. .................  185,000       3,237,500
     West Marine, Inc. ...................................    6,100          25,162
  TECHNOLOGY - 10.8%
     Avid Technology, Inc. ...............................  215,000       3,927,109
     FileNET Corporation..................................  200,000       5,450,000
     Fundtech Ltd. .......................................  120,000       2,145,000
     Genesis Microchip Incorporated.......................  250,000       2,312,500
     Hyperion Solutions Corporation.......................  156,000       2,408,250
     Parametric Technology Corporation....................  254,800       3,423,875
     PeopleSoft, Inc. ....................................   90,000       3,346,875

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
     Storage Technology Corp. ............................  625,000      $5,625,000
     Ultratech Stepper, Inc. .............................  112,900       2,921,288
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 1.5%
     Belden, Inc.*........................................  175,000       4,440,625
  UTILITIES - 2.3%
     NiSource, Inc.*......................................  222,000       6,826,500
                                                                       ------------
  TOTAL COMMON STOCK (Identified cost $184,166,864)................     226,081,719
CASH AND OTHER ASSETS LESS LIABILITIES - 22.7%.....................      66,555,068
                                                                       ------------
NET ASSETS - 100%..................................................    $292,636,787
                                                                       ============
Shares of capital stock outstanding................................      10,052,404
                                                                       ============
Net asset value per share..........................................          $29.11
                                                                       ============

     *  income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $184,166,864)...........................  $226,081,719
  Cash and cash equivalents.................................    65,527,501
  Receivables for:
     Dividends..............................................       172,640
     Interest...............................................       193,008
     Capital shares.........................................     7,103,821
     Securities sold........................................     1,814,477
  Prepaid expenses..........................................         2,338
                                                              ------------
     TOTAL ASSETS...........................................   300,895,504
                                                              ------------

LIABILITIES
  Payables For:
     Capital shares.........................................       295,487
     Securities purchased...................................     7,764,057
  Accrued expenses..........................................       199,173
                                                              ------------
     TOTAL LIABILITIES......................................     8,258,717
                                                              ------------
NET ASSETS..................................................  $292,636,787
                                                              ============
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................    10,052,404
                                                              ============
Net asset value per share (offering and redemption price)...        $29.11
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $257,289,488
  Undistributed net investment loss.........................    (4,977,190)
  Accumulated net realized loss.............................    (1,590,366)
  Net unrealized appreciation on investments................    41,914,855
                                                              ------------
                                                              $292,636,787
                                                              ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................     $888,566
  Interest.............................................      753,787
                                                         -----------
       Total investment income.........................                  $1,642,353
EXPENSES
  Investment advisory fees.............................      759,803
  Pricing fees.........................................       25,930
  Registration and filing fees.........................       17,954
  Transfer agent fees..................................       17,380
  Professional fees....................................       15,510
  Custodian fees.......................................       11,740
  Reports to shareholders..............................       10,128
  Miscellaneous expenses...............................        2,078
  Directors' fees and expenses.........................        1,104
                                                         -----------
       Total expenses..................................                     861,627
                                                                        -----------
  Net investment income................................                     780,726
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized loss on investments.....................   (4,311,969)
  Net increase in unrealized appreciation on
     investments.......................................   35,848,271
                                                         -----------
  Net realized and unrealized gains on investments.....                  31,536,302
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $32,317,028
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         Period Ended       Year Ended
                                                       December 31, 2000   June 30, 2000
                                                       -----------------   -------------
OPERATIONS
Net investment income................................        $780,726          $168,339
Net realized (loss) gain on investments..............      (4,311,969)        7,623,443
Net increase in unrealized appreciation of
  investments........................................      35,848,271         1,519,356
                                                         ------------      ------------
  Net increase from operations.......................      32,317,028         9,311,138
                                                         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.............      (5,926,255)                0
Distributions from net realized capital gains........      (4,213,107)       (3,077,502)
                                                         ------------      ------------
  Total distributions................................     (10,139,362)       (3,077,502)
                                                         ------------      ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares........................     196,835,542        70,955,834
Reinvestment of distributions........................       8,501,171         2,661,055
Less: redemptions....................................     (22,807,888)      (16,832,684)
                                                         ------------      ------------
  Increase resulting from capital share
     transactions....................................     182,528,825        56,784,205
                                                         ------------      ------------
Total increase in net assets.........................     204,706,491        63,017,841
NET ASSETS
Beginning of period..................................      87,930,296        24,912,455
                                                         ------------      ------------
End of period........................................    $292,636,787       $87,930,296
                                                         ============      ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                For the six months                        For the fiscal year ended June 30,
                                      ended          ----------------------------------------------------------------------------
                                December 31, 2000       2000          1999          1998          1997         1996        1995
                                ------------------   -----------   -----------   -----------   ----------   ----------   --------
Net Asset Value - Beginning of
 year.........................           $25.88           $22.29        $19.30        $17.40       $15.32       $10.27      $9.87
                                   ------------      -----------   -----------   -----------   ----------   ----------   --------
Income from Investment Operations
---------------------------
Net Investment Income
 (Loss).......................             1.12             0.05         (0.10)        (0.19)       (0.26)       (0.10)     (0.04)
Net Gains or Losses on
 Securities (both realized and
 unrealized)..................             3.88             5.91          3.56          4.32         3.20         5.15       0.44
                                   ------------      -----------   -----------   -----------   ----------   ----------   --------
Total From Investment
 Operations...................             5.00             5.96          3.46          4.13         2.94         5.05       0.40
                                   ------------      -----------   -----------   -----------   ----------   ----------   --------
Less Distributions
--------------
Distributions from net
 investment income............            (1.09)            0.00          0.00          0.00         0.00         0.00       0.00
Distribution from net realized
 capital gains................            (0.68)           (2.37)        (0.47)        (2.23)       (0.86)        0.00       0.00
                                   ------------      -----------   -----------   -----------   ----------   ----------   --------
Total Distributions...........            (1.77)           (2.37)        (0.47)        (2.23)       (0.86)        0.00       0.00
                                   ------------      -----------   -----------   -----------   ----------   ----------   --------
Net Asset Value -- End of
 Period.......................           $29.11           $25.88        $22.29        $19.30       $17.40       $15.32     $10.27
                                   ============      ===========   ===========   ===========   ==========   ==========   ========
Total Return..................           18.73%**         29.63%        18.92%        26.05%       20.55%+      49.17%+     4.05%+
                                   ============      ===========   ===========   ===========   ==========   ==========   ========
Ratios/Supplemental Data
---------------------
Net Assets, End of Period.....     $292,636,787      $87,930,296   $24,912,455   $12,196,379   $7,340,110   $3,471,507   $715,021
Ratio of Expenses to Average
 Net Assets...................            1.12%++          1.41%         1.63%         2.16%        2.51%*       2.55%*     2.78%*
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets.......................            1.03%++          0.39%        (0.65%)       (1.35%)      (1.96%)*     (1.36%)*    (.58%)*
Portfolio Turnover Rate.......              74%++            86%          124%          133%         144%         125%        77%

+    The total returns would have been lower had certain expenses not been reduced during the periods shown.
*    Not representative of expenses incurred by the Fund as the
     Adviser waived its fee and/or paid certain expenses of the
     Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the
     Fund. Had these fees and expenses not been reduced and
     absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, and 14.64%, and the ratio of net
     investment income to average net assets would have been a
     loss of 2.25%, 5.28%, and 12.44%, for the periods ended June
     30, 1997 through June 30, 1995, respectively.
**   Figure not annualized.
++   Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

       a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

       b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $184,166,864, the aggregate gross unrealized appreciation is $47,429,248, and the aggregate gross unrealized depreciation is ($5,514,393), resulting in net unrealized appreciation of $41,914,855.

       c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

       d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate." Interest accrues daily and is credited by the third business day of the following month.

       e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

       f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

       g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

           Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

 2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement with Aster Investment Management Co., Inc. (the "Investment Adviser") for the 12 month period beginning November 1, 2000 through October 31, 2001. Prior to November 1, 2000 the Fund had a management agreement with Aster Capital Management, Inc., which was merged into Aster Investment Management Co., Inc. This merger did not affect the agreement with the Fund, the fees or terms of the advisory engagement and did not involve a change in actual control or management of the adviser. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser.

     The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Investment Adviser has agreed to voluntarily limit the expenses of the Fund to 2 1/2%, should the need arise. The Investment Adviser did not reimburse the Fund during 2000.

 3. CAPITAL SHARES TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the period ended December 31, 2000 and for the year ended June 30, 2000 were as follows:

                                                   December      June
                                                     2000        2000
                                                   ---------   ---------
         Shares sold                               7,173,302   2,832,820
         Shares issued on reinvestment of
           distributions                             324,571     128,328
                                                   ---------   ---------
                                                   7,497,873   2,961,148
         Shares redeemed                            (843,562)   (680,645)
                                                   ---------   ---------
         Net increase                              6,654,311   2,280,503
                                                   =========   =========

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 2000, was $1,104.

 5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 2000, were $169,831,102 and $47,809,083, respectively.

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

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                                                MERIDIAN VALUE FUND(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                   Meridian Value Fund. It is not authorized
                   for distribution to prospective investors
                         unless preceded or accompanied
                          by an effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                       [MERIDIAN FUND INCORPORATED LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 2000